Exhibit 99.2

Investor Presentation | March 2015

2 © 2015 XO GROUP INC. ALL RIGHTS RESERVED. Safe Harbor This presentation may contain projections or other forward - looking statements regarding future events or our future financial performance or estimates regarding third parties. These statements are only estimates or predictions and reflect our current beliefs and expectations. Actual events or results may differ materially from those contained in the estimates, projections or forward - looking statements. It is routine for internal projections and expectations to change as the quarter progresses, and therefore it should be clearly understood that the internal projections and beliefs upon which we base our expectations may change prior to the end of the quarter. Although these expectations may change, we will not necessarily inform you if they do. Our policy is to provide expectations not more than once per quarter, and not to update that information until the next quarter. Some of the factors that could cause actual results to differ materially from the forward - looking statements contained herein include, without limitation, ( i ) our online wedding - related and other websites, mobile and other digital properties may fail to generate sufficient revenue to survive over the long term, (ii) we incurred losses for many years following our inception and may incur losses in the future, (iii) we may be unable to adjust spending quickly enough to offset any unexpected revenue shortfall, (iv ) efforts to launch new or upgrading existing technology and features may not generate significant new revenue or may reduce revenue from existing services, ( v) we may be unable to develop solutions that generate revenue from advertising and other services delivered to mobile phones and wireless devices, ( vi) the significant fluctuation to which our quarterly revenue and operating results are subject, ( vii ) the seasonality of the wedding industry, (viii) our operations are dependent on Internet search engine rankings, and our ability to influence those rankings is limited, (ix ) the dependence of our registry and commerce services business on third parties, and ( x) other factors detailed in documents we file from time to time with the Securities and Exchange Commission. Forward - looking statements in this release are made pursuant to the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995. This presentation includes certain "Non - GAAP financial information." A reconciliation of such information to the most directly comparable GAAP data can be found on slide 23, 24 and 25 of this presentation. 2

3 © 2015 XO GROUP INC. ALL RIGHTS RESERVED. Investment Opportunity 3 Leader in Attractive Market • #1 o nline wedding property; growing baby property • Replenishing audience in an attractive demographic • Strong multi - platform brand built over 18 years Solid Financial Foundation • Diversified revenue streams • Healthy margin capability • Balanced approach to capital allocation Strategic Transformation Underway • Evolving our wedding vendor marketplace • Investing in our business and invigorating our product roadmap • Rigorous examination and decisive action to improve performance • Experienced, focused management team

4 © 2015 XO GROUP INC. ALL RIGHTS RESERVED. XO Group at a Glance 4 $143.7M $24.6M 641 #1 $ 53.8M 85.2% Our mission is to help people navigate and truly enjoy life’s biggest moments, together. Our multi - platform brands guide couples through transformative life stages - from getting married, to moving in together and having a baby. 18 years * The Bump brand represented 7 % of total revenue during 2013 ** Number of employees as of 09/30/14 9% of revenue 2014 Revenue (+7% Y/Y) 2014 Adjusted EBITDA Employees* Online Wedding Property with Growing Visitors Free cash flow generated over last 3 years 2014 Gross Margin Growing Baby Property Founded in 1996 *Number of employees as of 12/31/14

Business Overview

2014 Revenue $143.7M +7.4% Y/Y

Local Online	**Delivering qualified leads to local vendors; foundation for our wedding vendor marketplace** • ~24,800 vendors*, ~$2,500 avg* revenue/vendor, ~78% retention*
National Online	**Brand advertising to endemic and non-endemic advertisers** • The Bump national online revenue up 57% year-over-year 2014
Publishing Other	**Delivering award winning content and ads in local and national markets** • The Knot National magazine, regional magazines & The Bump magazine; books
Registry Service	**Affiliate partnerships with top online wedding registries** • Revenue growth +24% year-over-year 2014;
Merchandise	**Connecting our audience to goods and services through our commerce affiliate partners** • Committed to exit fulfillment operations by end of Q1 2015

2014 Revenue by Brand**



the bump
9%
[the nest]
1%
the knot
90%

2014 Revenue by Business Line



Registry 7%
E-Commerce 11%
Local Online 41%
Publishing/ Other 20%
National Online 21%

*As of 12/31/14; avg revenue/vendor and retention rate calculated on a trailing 12 month basis
**Ijie revenue included as part of The Knot

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© 2015 XO GROUP INC. ALL RIGHTS RESERVED.

6 © 2015 XO GROUP INC. ALL RIGHTS RESERVED. The Knot: # 1 in Weddings Source: XO Group market research; Pew Research Center/ American Community Survey (ACS) by U.S. Consensus Bureau; Unique Visitor Source: comScore Multi Platform * Includes engagement ring but does not include honeymoon 5.9 2.8 1.5 1.3 0.7 0.7 Does not meet minimum reporting requirements 2014 Unique Visitors Monthly Average (in millions) with Year - Over - Year % Growth 92% ( 18%) (12%) (11%) +15% +11% Does not meet minimum reporting requirements *United States Census Bureau American Community Survey and The 2013 Knot Market Intelligence’s Annual Real Weddings Survey *

7 © 2015 XO GROUP INC. ALL RIGHTS RESERVED. Average Monthly Unique Visitors ( in millions) Unique Visitor Source : comScore Desktop Only for 2010 – 2012 monthly average as no mobile data was available, comScore multiplatform (desktop & mobile) available for 2013 and 2014. *NCHS National Vital Health Statistics Reports and USDA report - expenditures on children The Bump: Growing Baby Platform 7 0.5 1.0 1.2 1.7 1.5 3.0 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 Source: XO Group market research; United States Census Bureau; National Vital Health Statistics reports (NCHS) Growing mobile user - base dramatically expands editorial and advertisers’ reach Desktop Desktop Desktop Desktop Mobile Web Desktop + Mobile Web * 2014 Development team focused on mobile apps (not included by ComScore. New responsive site launched February 2015

8 © 2015 XO GROUP INC. ALL RIGHTS RESERVED. Strategic Transformation to Accelerate Growth 8

The Knot Wedding Vendor Marketplace Initiatives


Couples
Connections
Vendors

Assets

- ✓ Award winning digital & print editorial… millions of organic visitors
- ✓ Leading brand in weddings
- ✓ Real Wedding photos (Two Bright Lights acquisition)

- ✓ Robust user data enables personalization efforts
- ✓ 5M Real Wedding photos tagged to 90,000 local vendors

- ✓ ~24,800 paying vendors with robust profiles
- ✓ Detailed vendor analytics to demonstrate value of listing on The Knot

Strategic Investments/Roadmap

- ✓ New Apps: generating 5x higher bride/vendor engagement actions vs. current website
- ✓ Relaunch of TheKnot.com desktop & mobile site to replicate success of apps
- ☐ Full integration of Two Bright Lights

- ✓ Add hundreds of thousands of reviews to TheKnot.com (Q2'14 and growing beyond)
- ☐ Improve vendor discovery & personalized results
- ☐ Enhance actions to connect brides and vendors, e.g. request price, book tour, etc.

- ✓ The Knot Pro app closes loop between vendors and interested brides (Q3 2014)
- ✓ Grow to 200,000+ vendors by adding unpaid listings (Q4 2014)
- ✓ Expand unpaid listing information

Strategic investments will enable true marketplace connections, unleashing new vendor leads, higher vendor spend, and new revenue models

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© 2015 XO GROUP INC. ALL RIGHTS RESERVED. * Vendor count as of 12/31/14

10 © 2015 XO GROUP INC. ALL RIGHTS RESERVED. …vendors As of 9/30/14; Wedding vendors and spend on local services estimates based on XO Group Market Research; * www.sba.gov XO Group Paying Vendors ~24,800* a nd total wedding spend XO Group Local Online Revenue 0.1% ~300K local wedding vendors • A wider range of services plus product enhancements that utilize embedded mobile functionally, we believe, will enable us to capture a larger share of the market . $60+ billion spent on local wedding services • XO Group local online revenue accounts for less than 0.1% of total spent on local wedding services. • US small businesses generally spend 5 - 10% of total revenue on marketing. Wedding Vendor Marketplace Creates Opportunity to Capture Larger Share of… 10 * Vendor count as of 12/31/14

11 © 2015 XO GROUP INC. ALL RIGHTS RESERVED. • Local online - transition to digital marketplace • The Bump online • Registry and commerce Invest in Growth • National online • Publishing Sustain Positive Momentum • Ijie - Disposed of in December 2014 • E - Commerce - committed to exit wedding supplies fulfillment operations by end of Q1 2015…transitioning to a commerce partnership model Decisive Action Taken to Address Under - Performing/Non - Core Assets Focused on assets with high performance and potential Our Business Strategy

12 © 2015 XO GROUP INC. ALL RIGHTS RESERVED. • Local online - transition to digital marketplace • The Bump online • Registry Invest in Growth • National online • Publishing Sustain Positive Momentum • Ijie - committed to exit by end of 2014 • E - Commerce - committed to exit wedding supplies fulfillment operations by end of Q1 2015 Under Review/Resolution Focus on assets with high performance and potential; Taking decisive action to address under - performing/non - core assets Asset Assessment 12

13 © 2015 XO GROUP INC. ALL RIGHTS RESERVED. Invigorated Product Roadmap – Website Relaunch * Source Google Analytics – July 2014

14 © 2015 XO GROUP INC. ALL RIGHTS RESERVED. I nvigorated Product Roadmap – Apps * Source Google Analytics – July 2014 The Bump Pregnancy App The Bump Baby App The Knot Wedding Lookbook The Knot Pro for Wedding Professionals The Knot Wedding Planner

Investment in Our Business

2014 operating expense spend of roughly $10.0 million above historical run rate, excluding items impacting comparability

- Organic operating expense run rate of roughly 5% at single digit revenue growth
- Additional spend above historical average:
  - Product & Content: increase talent in engineering and product
  - Sales & Marketing: scale sales team
  - General and Administrative: transition costs, new executive team members

Continued investment into 2015

Steady State | Investment Mode

($MM US GAAP)	2012 FY	Q1 2013	Q2 2013	Q3 2013	Q4 2013*	2013 FY	Q1 2014*	Q2 2014	Q3 2014*	Q4 2014*	2014 FY
Product and Content	$26.2	$6.9	$7.1	$7.1	$8.8	$29.9	$8.9	$8.8	$8.6	$9.5	$35.8
y/y	*8.0%*	*4.2%*	*3.8%*	*5.0%*	*46.1%*	*13.9%*	*29.1%*	*23.8%*	*20.6%*	*9.0%*	*19.9%*
Sales and Marketing	40.2	10.0	10.1	9.5	10.1	39.7	11.1	10.7	10.8	11.7	44.3
y/y	*3.9%*	*(10.6%)*	*(1.8%)*	*4.7%*	*4.2%*	*(1.3%)*	*11.4%*	*5.8%*	*13.8%*	*15.6%*	*11.6%*
General and Administrative	21.0	4.8	5.3	5.7	7.2	23.1	7.1	6.3	5.4	6.8	25.6
y/y	*1.5%*	*(14.5%)*	*(2.5%)*	*5.2%*	*61.5%*	*10.0%*	*46.6%*	*20.1%*	*(6.2%)*	*(5,6%)*	*11.0%*
Depreciation and Amortization	3.9	1.1	1.1	1.1	1.5	4.8	1.7	1.8	1.9	1.6	7.0
y/y	*(17.6%)*	*16.6%*	*23.6%*	*24.0%*	*30.9%*	*24.1%*	*52.0%*	*61.3%*	*73.8%*	*6.2%*	*45.0%*
Long-Lived Impairment Charges	1.0	-	-	-	1.4	1.4	-	-	-	0.8	0.8
y/y	*33.8%*			*(100%)*	*100%*	*49.3%*	-	-	-	*(41.5%)*	*(41.5%)*
Total	**$92.3**	**$22.8**	**$23.6**	**$23.5**	**$29.1**	**$98.9**	**$28.7**	**$27.7**	**$26.7**	**$30.5**	**$113.6**
y/y	*3.6%*	*(6.4%)*	*0.7%*	*1.3%*	*36.1%*	*7.2%*	*26.2%*	*17.1%*	*13.7%*	*5.0%*	*14.8%*

* Q4'13 opex includes severance of $0.35 million, representing the severance for a former executive of the Company and foreign VAT, interest and penalties of $0.9 million. Q1'14 opex includes severance of approximately $1.4 million, representing (i) severance charges for certain executives and (ii) severance charges for the employees in the Los Angeles office ($70k in product and content development, $506k in sales and marketing, and $778k in general and administrative) Q3'14 opex includes a favorable adjustment related to foreign VAT, interest and penalties in general and administrative in the amount of $592k; Q4'14 opex includes charges related to the shut down of our Wedding Supplies Fulfillment operations in the amount of $572K ($25K in P&C, $179K in S&M $60K in G&A, Impairment $308), and charges related to executive separation in the amount of $733K ($335K in P&C and $396K in G&A).

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© 2015 XO GROUP INC. ALL RIGHTS RESERVED.

Leadership Team



Mike Steib
Chief Executive Officer and President
- Appointed CEO of XO Group March 2014; joined July 2013
- CEO at Vente-Privee USA (2011-13)
- Managing Director Emerging Platforms; Google Inc. (2007-11)
- General Manager at NBC Universal



Gillian Munson
Chief Financial Officer
- Joined XO Group in Nov. 2013
- MD at Allen & Co (2007-13)
- VP Business Development at Symbol Technologies (2003-07)
- Executive Director and Senior Equity Analyst at Morgan Stanley



Jennifer Garrett
EVP, National Enterprise
- Joined XO Group in Feb 2014
- Spent 12 years at Viacom Inc., in senior sales roles at Nickelodeon and MTV Networks International



Nic Di Iorio
Chief Technology Officer
- Chief Technology Officer since February 2008
- Cofounder and CEO of City24/7 LLC from (2006-08), where he remains a member of the Advisory Board
- Chief Technology Officer of the Interpublic Group of Companies (IPG)



Kristin Savilia
EVP, Local Enterprise
- Joined XO Group in July 2005 (EVP of Local Enterprise since 2010)
- Executive Director of Bridal & Gift Registry at Linens 'n Things (1999 -2005)



Rob Fassino
Chief Product Officer
- Cofounder; Returned to XO 2012
- Systems & operations consultant to the iCC division of Group Commerce (2012)
- VP, General Manager of Interactive at United Media (2007 - 2011)



Kathy Wu Brady
EVP, E-Commerce and Registry
- Joined XO Group in March 2014
- CEO of Vente-Privee USA, where sales doubled in 2013 under her management
- Held senior-level positions at AOL in strategy and operations, and at NBC Universal



Dhanusha Sivajee
EVP, Marketing
- Joined XO Group in August 2014
- CMO, AOL Brand Group (June 2013-July 2014)
- VP, Marketing of Bloomberg Mobile (Feb. 2011 – June 2013)
- Director, Affiliate & Advanced Product Marketing of HBO including HBO GO (June 2004-Feb 2011)

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© 2015 XO GROUP INC. ALL RIGHTS RESERVED.

17 © 2015 XO GROUP INC. ALL RIGHTS RESERVED. Financials

18 © 2015 XO GROUP INC. ALL RIGHTS RESERVED. $49.9 $54.4 $59.1 $26.6 $27.2 $30.5 $6.2 $7.9 $9.8 $21.4 $18.4 $16.2 $25.1 $25.8 $28.1 2012 Revenue 2013 Revenue 2014 Revenue Local Online National Online Registry eCommerce $ 129.1 $ 133.8 $ 143.7 Solid Financial Foundation 18 $25.5 $26.7 $ 24.6 2012 2013 2014 $22.5 $16.3 $14.9 2012 2013 2014 *excludes incremental expenses please see non - GAAP reconciliation slide for more details 2013 and 2014 FCF y/y decrease driven by an increase in capital expenditures and a lower cash flow from operations – Funding product transformation Adj. EBITDA ($MM ) Free Cash Flow (FCF) ($MM) $MM

19 © 2015 XO GROUP INC. ALL RIGHTS RESERVED. Long - Term Target Financial Model 19 $MM 2008 - 2013 FY 2013 FY 2014 Target Model Net revenue y/y growth 5% CAGR 4% 7% Double digit growth Gross Margin % 81.0 % avg. 83.3% 85.2% 90 - 95% Adj. EBITDA Margin % 17.5% avg. 20% 17% 20% at least

20 © 2015 XO GROUP INC. ALL RIGHTS RESERVED. Summary Income Statement ($M) 12 months ended 12/31/14 12 months ended 12/31/13 Revenue $143.7 $133.8 Gross Profit $122.5 $111.4 Margin 85.2% 83.3% Operating Income $8.9 $12.5 Net Income $0.5 $5.8 Wgt. Avg. (FD) Shares 25.6 25.6 Earnings per Share / (Loss per share) $0.02 $0.23 2014 GAAP Financial Performance

21 © 2015 XO GROUP INC. ALL RIGHTS RESERVED. Capital Allocation Priorities Capital Allocation Areas • Internal investments • In the midst of investment cycle: opex to grow at rates larger than revenue growth rates • Strategic acquisitions and investments • Assets that accelerate marketplace transformation • Opportunistic stock buybacks • $ 20 million authorization; used ~1.6 million during 2014 • Repurchased ~$6 million during January and February 2015

22 © 2015 XO GROUP INC. ALL RIGHTS RESERVED. Investment Opportunity 22 Leader in Attractive Market • #1 o nline wedding property; growing baby property • Replenishing audience in an attractive demographic • Strong multi - platform brand built over 18 years Solid Financial Foundation • Diversified revenue streams • Healthy margin capability • Balanced approach to capital allocation Strategic Transformation Underway • Evolving our wedding vendor marketplace • Investing in our business and invigorating our product roadmap • Rigorous examination and decisive action to improve performance • Experienced, focused management team

23 © 2015 XO GROUP INC. ALL RIGHTS RESERVED. Questions? Contact ir@xogrp.com

24 © 2015 XO GROUP INC. ALL RIGHTS RESERVED. Reconciliation of GAAP to NON - GAAP Financial Measures: 2012 - 2014

25 © 2015 XO GROUP INC. ALL RIGHTS RESERVED. Reconciliation of GAAP to NON - GAAP Financial Measures : Q4 and Full Year 2014 (a) Costs impacting comparability included in operating expenses on the consolidated statements of operations for the year ended December 31, 2014 include executive separation and other severance charges of approximately $2.1 million, representing (i) separation payments for certain executive officers and (ii) severance charges for the employees in our Lo s Angeles office. Of the total executive separation and severance charges, $0.4 million was recorded in Product and content development, $0.5 million in Sales and marketing and $1.2 million in General and administrative. Costs impacting comparability for the year ended December 31, 2013 include severance of $0.4 million recorded in General and administrative for a former executive of the Company. (b) Included in "General and administrative" expenses on the consolidated statements of operations for the year ended December 31, 2014 are favorable adjustments for foreign value -added tax ("VAT"), interest and penalties of $0.6 million and for the year ended December 31, 2013 an unfavorable adjustment for VAT, interest and penalties of $0.9 million. (c) Included in Interest and other income (expense) on the consolidated statements of operations for the three months and year ended December 31, 2014 is a $1.8 million loss on the disposition of the Company's China wedding content and publishing operations. (d) Costs impacting comparability included in operating expenses on the consolidated statements of operations for the three months and year ended December 31, 2014 included (i) severance of approximately $ 0.3 million related to the closure of the Company's merchandising warehouse in Redding, CA and (ii) asset impairment charges of approximately $0.3 million. Of the total severance charges, $26,000 was recorded in Product and content development, $179,000 in Sales and marketing and $60,000 in General and administrative. (e) Impairment of equity interest of $1.8 million is included in "Loss in equity interests" on the conso lidated statements of operations for the twelve months ended December 31, 2013. (f) Adjusted provision for income taxes was calculated using an effective tax rate of 42.5% for 2014 periods and 41.0% for 2013 periods both of which excludes discrete items. XO GROUP INC. RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (Amounts in Thousands, Except for Per Share Data) (Unaudited) Three Months Ended December 31, Twelve Months Ended December 31, 2014 2013 2014 2013 Net income (loss) $(3,993) $(3,068) $462 $5,794 Income tax expense (benefit) 2,912 (615) 6,463 4,841 Depreciation and amortization 1,576 1,484 6,969 4,808 Stock-based compensation expense 1,692 2,145 6,139 6,697 Asset impairment charges 530 1,430 530 1,430 (Gain) loss in equity interests (11) 1,842 232 2,016 Interest and other income, net (33) (74) (88) (144) Executive separation and severance charges (a) 733 350 2,087 350 Foreign VAT, interest and penalties (b) - 930 (592) 930 Exit of Ijie operations (c) 1,828 - 1,828 - Exit of warehouse operations (d) 572 - 572 - Adjusted EBITDA $5,806 $4,424 $24,602 $26,722 Depreciation and amortization (1,576) (1,484) (6,969) (4,808) Stock-based compensation expense (1,692) (2,145) (6,139) (6,697) Gain (loss) in equity interests 11 (1,842) (232) (2,016) Interest and other income, net 33 74 88 144 Impairment of equity interests (e) - 1,773 - 1,773 Adjusted income before income taxes 2,582 800 11,350 15,118 Adjusted provision for income taxes (f) 1,097 328 4,824 6,198 Adjusted net income $1,485 $472 $6,526 $8,920 Adjusted net income per diluted share $0.06 $0.02 $0.26 $0.35 Diluted weighted average number of shares outstanding 25,820 25,647 25,589 25,596 Net cash provided by operating activities $8,462 $6,889 $20,015 $22,243 Less: Capital expenditures (1,095) (1,307) (5,068) (5,968) Free cash flow $7,367 $5,582 $14,947 $16,275

Reconciliation of GAAP Operating Expenses to NON-GAAP Financial Measures: Q4 2014 vs Q4 2013

XO GROUP INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Three Months Ended December 31,
(Amounts in Thousands)
(Unaudited)

	2014	2013	$ Var.	% Var.
Operating Expenses				
Product & Content Development				
P&C GAAP	9,546	8,761	785	9%
Less: Exit of warehouse operations	26	-		
Less: Executive separation and severance charges	335	-		
P&C Adjusted- NON GAAP	9,185	8,761	424	5%
Sales & Marketing				
S&M GAAP	11,725	10,143	1,582	16%
Less: Exit of warehouse operations	179	-		
S&M Adjusted- NON GAAP	11,545	10,143	1,402	14%
General & Administrative				
G&A GAAP	6,839	7,242	(404)	-6%
Less: Exit of warehouse operations	60	-		
Less: Executive separation and severance charges	397	350		
Less: Foreign VAT, interest and penalties	-	930		
G&A Adjusted- NON GAAP	6,381	5,963	418	7%
Depreciation & Amortization	1,576	1,484	92	6%
No Adjustments				
Impairment				
Impairment GAAP	836	1,430	(594)	-42%
Less: Exit of warehouse operations	306	-		
Less: Asset Impairments	530	1,430		
Impairment Adjusted- NON GAAP	-	-	-	0%
Total Operating Expenses Adjusted- NON GAAP	28,687	26,350	2,337	9%

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© 2015 XO GROUP INC. ALL RIGHTS RESERVED.

27 © 2015 XO GROUP INC. ALL RIGHTS RESERVED. Reconciliation of GAAP Operating Expenses to NON - GAAP Financial Measures – Full Year 2014 vs Full Year 2013 2014 2013 $ Var. % Var. Operating Expenses Product & Content Development P&C GAAP 35,820 29,877 5,943 20% Less: Exit of warehouse operations 26 - Less: Executive separation and severance charges+ 406 - P&C Adjusted- NON GAAP 35,388 29,876.55 5,512 18% Sales & Marketing S&M GAAP 44,330 39,717 4,613 12% Less: Exit of warehouse operations 179 - Less: Executive separation and severance charges+ 506 - S&M Adjusted- NON GAAP 43,645 39,717 3,927 10% General & Administrative G&A GAAP 25,617 23,074 2,543 11% Less: Exit of warehouse operations 60 - Less: Executive separation and severance charges 1,175 350 Less: Foreign VAT, interest and penalties and other (592) 930 G&A Adjusted- NON GAAP 24,974 21,794 3,179 15% Depreciation & Amortization 6,969 4,808 2,161 45% No Adjustments Impairment Impairment GAAP 836 1,430 (594) -42% Less: Exit of warehouse operations 306 - Less: Asset Impairments 530 1,430 Impairment Adjusted- NON GAAP 0 - 0 0% Total Operating Expenses Adjusted- NON GAAP 110,975 96,196 14,780 15% XO GROUP INC. RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES Tweleve Months Ended December 31, (Amounts in Thousands) (Unaudited)